Filing:    Rule 497(e) '33 Act
                                               File Nos.  2-87746
                                                          811-3901


                          SENTRY LIFE INSURANCE COMPANY
                           Sentry Variable Account II

                    SENTRY LIFE INSURANCE COMPANY OF NEW YORK
                            Sentry Variable Account I

                      Supplement dated December 10, 2004 to
                         Prospectuses dated May 1, 2004


The following supplements information contained in your prospectus under "The Contract - Transfers - Market Timing/Short-Term Trading."

The Funds available with your Contract may impose more restrictive limits than the Company may impose on your ability to purchase and redeem Fund shares, including minimum holding periods ("holding periods") of Fund shares after purchasing such shares. In addition, certain Funds currently impose, and other Funds may in the future impose, redemption fees on exchanges if the shares are redeemed before the holding periods expire. You should consult the Fund prospectuses and/or supplements for more information regarding a Fund's restrictions imposed on purchases and redemptions.